UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 13, 2020

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 13, 2020, Rave Restaurant Group, Inc. (the “Company”) received the proceeds from a loan in the amount of $656,830 (the “PPP Loan”) from JPMorgan Chase Bank, N.A. (the “Lender”) pursuant to the Paycheck Protection Program (the “PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) administered by the U.S. Small Business Administration (“SBA”).  The PPP Loan matures on April 10, 2022 and bears interest at a rate of 0.98% per annum. Commencing November 10, 2020, the Company is required to pay the Lender equal monthly payments of principal and interest as necessary to fully amortize by April 10, 2022 the principal amount outstanding on the PPP Loan as of October 10, 2020. The PPP Loan may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The PPP Loan is evidenced by a promissory note dated April 10, 2020 (the “Note”), which contains various certifications and agreements related to the PPP, as well customary default and other provisions.

The PPP Loan is unsecured by the Company and is guaranteed by the SBA.  All or a portion of the PPP Loan may be forgiven by the SBA upon application by the Company accompanied by documentation of expenditures in accordance with SBA requirements under the PPP.  In the event all or any portion of the PPP Loan is forgiven, the amount forgiven is applied to outstanding principal.

The foregoing description of the PPP Loan is qualified in its entirety by reference to the Note filed as an exhibit hereto and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Note, dated April 10, 2020, by and between Rave Restaurant Group, Inc. and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rave Restaurant Group, Inc.

Date: April 16, 2020	By:	/s/ CLINTON D. FENDLEY
Clinton D. Fendley
Vice President – Finance
(principal financial officer)